UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

J.CREW GROUP, INC.

(Name of Registrant as Specified in its Charter)

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Forward-Looking Statements:

Certain statements herein are forward-looking statements. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, our ability to compete with other retailers, the parties’ ability to consummate the proposed transaction on the contemplated timeline, the performance of the Company’s products within the prevailing retail environment, our strategy and expansion plans, systems upgrades, reliance on key personnel, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It:

In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission and mailed to its security holders a definitive proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE DEFINITIVE PROXY STATEMENT, BECAUSE THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed or furnished to the Securities and Exchange Commission by the Company at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.jcrew.com and then clicking on the “Investor Relations” link and then the “SEC Filings” link. The definitive proxy statement and other relevant materials may also be obtained for free from J. Crew Group, Inc. by directing such request to J. Crew Group, Inc., 770 Broadway, New York, New York 10003; or (212) 209-2500. The contents of the websites referenced above are not deemed to be incorporated by reference into the definitive proxy statement.

Participants in Solicitation:

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation is set forth in J. Crew Group, Inc.’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the proposed transaction. Each of these documents is available free of charge at the Securities and Exchange Commission’s website at www.sec.gov and from the Company at http://www.jcrew.com, and then clicking on the “Investor Relations” link and then the “SEC Filings” link or by directing such request to J. Crew Group, Inc., 770 Broadway, New York, New York 10003; or (212) 209-2500.

INVESTOR PRESENTATION February 23, 2011

Forward-Looking Statements:
Certain statements herein are forward-looking statements. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, our ability to compete with other retailers, the parties’ ability to consummate the proposed transaction on the contemplated timeline, the performance of the Company’s products within the prevailing retail environment, our strategy and expansion plans, systems upgrades, reliance on key personnel, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s
Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K. The
Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It:
In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission and mailed to its security holders a definitive proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR
ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE
DEFINITIVE PROXY STATEMENT, BECAUSE THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED
TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed or furnished to the
Securities and Exchange Commission by the Company at the Securities and Exchange Commission’s website at http://www.sec.gov or at the
Company’s website at http://www.jcrew.com and then clicking on the “Investor Relations” link and then the “SEC Filings” link. The definitive proxy statement and other relevant materials may also be obtained for free from J.Crew Group, Inc. by directing such request to J.Crew Group, Inc., 770
Broadway, New York, New York 10003; or (212) 209-2500. The contents of the websites referenced above are not deemed to be incorporated by reference into the definitive proxy statement.
Participants in Solicitation:
The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation is set forth in J.Crew Group, Inc.’s proxy statements and Annual Reports on Form 10-K, previously filed with the
Securities and Exchange Commission, and in the definitive proxy statement relating to the proposed transaction. Each of these documents is available free of charge at the Securities and Exchange Commission’s website at www.sec.gov and from the Company at http://www.jcrew.com, and then clicking on the “Investor Relations” link and then the “SEC Filings” link or by directing such request to J.Crew Group, Inc., 770 Broadway, New York,
New York 10003; or (212) 209-2500.

COMPELLING TRANSACTION FOR SHAREHOLDERS
$43.50 per share in cash represents an attractive valuation
–
Provides certainty and speed
–
Transfers business execution and market risk to buyers
–
Approximately $43.67 per share if settlement is enforced and approved
Superior to all reasonably available alternatives, on a risk-adjusted basis
–
Stand-alone plan
•
Deteriorating operating performance impacts valuation
•
Overall execution risks associated with implementation of strategic plan
–
No other buyers
•
Extensive “go-shop” process conducted post-signing
Lengthy 85-day “go-shop” period
59 buyers contacted: 39 strategic, 20 financial
•
Full cooperation of management: Millard Drexler’s willingness to consider another buyer was expressly communicated
•
Extremely low break-up fee of $20MM (approximately $0.29 per share or 0.67% of equity value)
–
Leveraged recapitalization
•
At prudent and acceptable levels of leverage for public retail companies, the value that would be delivered to J.Crew shareholders from a leveraged recapitalization is below $43.50 per share
J.CREW SHAREHOLDERS SHOULD VOTE BASED ON THE FACTS

TRANSACTION MULTIPLE – THE FACTS
$43.50 per share in cash, $3 billion in total equity value
–
9.6x 2010E EBITDA per the November five year projections
–
8.6x LTM EBITDA (October 2010)
High EBITDA multiple relative to precedent transactions involving specialty, branded apparel retailers
–
Gymboree transaction, a result of pre-signing auction, at 8.2x LTM EBITDA
–
Tommy Hilfiger transaction completed in May 2010 with strategic buyer at 7.9x LTM
EBITDA
Source: Schedule 13E-3, Exhibit (c)(2) filed with SEC on 12/6/2010

PUBLIC COMPANIES COMPARISON – EV / FY2010E EBITDA (AS OF 11/19/2010)
Source: Schedule 13E-3, Exhibit (c)(2) filed with SEC on 12/6/2010
Selected Peers Other Peers Company
Offer: 9.6x
IMPLIED TRANSACTION MULTIPLE:
9.6x 2010E November five year projections
4.6x
5.5x
8.3x
10.6x
4.9x
5.5x
7.8x
8.2x
10.4x
16.8x
5.8x
6.0x
7.8x
7.2x
4.8x
6.9x
7.6x
6.1x
6.6x
Selected Peers Median: 6.9x
Other Peers Median: 6.6x
0.0x
5.0x
10.0x
15.0x
20.0x
Current Plan IB ES Aeropostale Chico's A&F Urban
Outfitters
The Gap Dress Barn American
Eagle
Talbots Children's
Place
Ann Taylor Coldwater
Creek
Carter's Coach Limited
Brands
Guess? Polo Bebe

RELEVANT TRANSACTIONS IN SPECIALTY APPAREL AND BRANDED RETAIL
Source: Schedule 13E-3, Exhibit (c)(2) filed with SEC on 12/6/2010
Note: (1) Defined as Transaction Enterprise Value.  Figures shown in millions of US dollars
EV / LTM EBITDA
Specialty Apparel (Median = 7.9x) Branded (Median = 8.9x)
Private Equity Buyer Strategic Buyer
(1)
IMPLIED TRANSACTION MULTIPLE:
9.6x 2010E November five year projections
Offer: 9.6x
Acquiror Apax Apollo Lee Equity Advent V. Heusen Bain Jones Federated Consortium Consortium Apollo Bain Consortium Consortium Istithmar
Date Announced 12/05 3/07 7/07 8/09 3/10 10/10 11/04 2/05 3/05 5/05 11/05 1/06 6/06 7/06 6/07
Transaction Value $1,547 $2,581 $259 $312 $3,136 $1,761 $400 $17,260 $6,213 $4,981 $1,305 $1,958 $5,604 $1,819 $942
6.6x
9.4x
10.2x
12.2x
14.1x
8.9x
8.7x 8.8x
8.2x
7.2x
7.9x 7.9x
7.8x
7.9x 8.1x
Overall Median:
8.2x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
16.0x
Tommy
Hilfiger
Claire's
Stores
Deb Shops Charlotte
Russe
Tommy
Hilfiger
Gymboree Barney's May Toys R Us Neiman
Marcus
Linens n
Things
Burlington
Coat
Factory
Michaels
Stores
Petco Barney's

TRANSACTION PREMIUM – THE FACTS
THE EFFECTIVE TRANSACTION PREMIUM IS SUBSTANTIALLY HIGHER WHEN CONSIDERING THE
COMPANY ANNOUNCED DISAPPOINTING Q4 GUIDANCE ON THE SAME DAY AS THE TRANSACTION
ANNOUNCEMENT
Q4 FY 2010 GUIDANCE (1) Q4 CONSENSUS EPS EVOLUTION
Q4 guidance of $0.30-$0.35 per share (vs. $0.50 consensus)
–
Mid-point of guidance 35% below consensus
The Company confirmed guidance on January 20, 2011
Comparable store sales in the negative mid single digits
Direct sales growth in the positive low double digits
Gross margin decrease of approximately 600 to 700
basis points
Inventory increase in mid-teens (approximately 10%
excluding a partial pull forward of Spring deliveries)
$0.50
$0.30
$0.40
$0.50
$0.60
$0.70
Jan Mar May Jul Sep Nov
Guidance:
$0.30 - $0.35
Q4 2009:
$0.61
Consensus
Source: Company filings, FactSet
Note: (1) Guidance presented excludes all expenses incurred (or expected to be incurred) in connection with the Transaction
THE FACTS
1. The Company announced disappointing guidance at the time
of transaction announcement
2. At the time of announcement, the Company’s market
price did not account for the updated guidance and
therefore did not accurately reflect the Company’s value
3. The effective transaction premium is substantially higher than the announced premium

ILLUSTRATIVE PRE-TRANSACTION SHARE PRICE AND IMPLIED PREMIUM
Source: Company filings, FactSet, I/B/E/S
Note: (1) Reference Price as of 11/19/2010
(2) As disclosed in the Company’s 1/20/2011 8K. Guidance presented excludes all expenses incurred (or expected to be incurred) in connection with the transaction
(3) Represents average Company P/E multiple between Q2 earnings announcement and guidance on 8/26/2010 and the 11/19/2010 reference date
(1)
(3)
(2)
Reference Price $36.49
Divide by: IBES Consensus FY2010E EPS (11/19/2010) $2.25
Reference Multiple 16.2x
Reference Average Since 8/26
Multiple Applied 16.2x 16.2x 14.4x 14.4x
2010E EPS Based on Guidance $2.08 $2.13 $2.08 $2.13
Implied Share Price $33.73 $34.54 $29.89 $30.61
Implied Deal Premium Assuming $43.50 Offer 29.0% 25.9% 45.5% 42.1%

RECENT BUSINESS TRENDS – BACKGROUND AND KEY FACTS
Recent same store sales growth negative, and overall same store sales growth deceleration
Margin compression in Q3 and Q4 relative to past performance
Wall Street consensus growth rates and forecasted EPS falling, and below historical levels
Business plan execution risk includes reliance on accelerated growth and overall margin improvement
Significant near-term investment cycle about to commence

DECELERATION OF SAME STORE SALES GROWTH
SAME STORE STORE SALES GROWTH
13%
6%
(4%)
(5%) (5%)
8%
17%
15%
11%
(1%)
FY 06 FY 07 FY 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10
Guidance
Source: Company filings
Financial
Crisis
Negative
Mid Single
Digits

DECELERATION OF PROFITABILITY METRICS
YEAR OVER YEAR COMPARISON
Q3 2010A VS. Q3 2009A
4%
(1%)
(7%)
(13%)
(13%)
Revenue Same Store
Sales
Growth
Gross
Profit
EBITDA EPS
Source: Company filings
Note: (1) Based on mid-point of guidance as disclosed in the Company’s 1/20/2011 8K
Margin
down
493 bps
YoY
Margin
down
341 bps
YoY
YEAR OVER YEAR COMPARISON
Q4 2010E GUIDANCE VS. Q4 2009A
(46%)
Same Store
Sales
Growth
Gross Margin EPS
Negative
Mid Single
Digits
Margin down
600 to
700 bps YoY
(1)

PERFORMANCE PRE AND POST TRANSACTION ANNOUNCEMENT
Source: FactSet
Note: Peers represented by equal weighted index of Abercrombie & Fitch, Aeropostale, American Eagle, Ann Taylor, Bebe, Carter’s, Chico’s, Children’s Place, Coach, Coldwater Creek, The Dress Barn, The Gap, Guess?, Limited Brands,
New York & Company, Polo Ralph Lauren, Talbots, Under Armour, and Urban Outfitters. Figures indexed to J.Crew share price of $36.49, the closing price on 11/19/2010 (the “Reference Date”), the last available closing price prior to finalizing fairness opinion materials
(1) XRT represents the S&P Retail Index
$25.00
$30.00
$35.00
$40.00
$45.00
$50.00
Aug-10 Sep-10 Nov-10 Dec-10 Feb-11
XRT
5%
Peers
3%
J. Crew
19%
S&P 500
10%
(1)
Reference Date: 11/19/2010
Return since 11/19
SINCE TRANSACTION
ANNOUNCEMENT, THE RETAIL
SECTOR AND PEERS HAVE
UNDERPERFORMED THE MARKET,
AND J.CREW OPERATING RESULTS
HAVE UNDERPERFORMED PEERS

“We are concerned over an increasingly competitive
environment, tough comparisons, and our belief that it will be difficult to return to sustained positive comps in the near-term...
we believe the company's financial performance will be
challenged…”
– Janney Montgomery, 9/29/2010
“We are lowering our rating on J. Crew shares given our belief that promotional activity is accelerating and a fashion
‘correction’ may take multiple quarters to correct given current competitive dynamics.”
– Piper Jaffray, 10/21/2010
“We expect SSS to turn negative… margins will likely remain
under pressure for 2-3 quarters and we expect negative
earnings revisions to compress P/E multiple as in the past…
we expect negative SSS to drive significant margin
contraction.”
– Morgan Stanley, 10/26/2010
“We believe it may be difficult to justify a significantly higher price, particularly given J. Crew’s weaker than expected
outlook. If this deal had not been announced, we believe JCG shares would have been under pressure given its F4Q10
forecast being well below consensus expectations…”
– Raymond James, 11/23/2010
ANALYSTS UNDERSTAND THE RISKS AND CHALLENGES TO THE STAND-ALONE STORY…
Source: Wall Street research
ANALYST PRICE TARGETS PRE-ANNOUNCEMENT ANALYST COMMENTARY
Buy
Hold
Prior to announcement
of transaction and Q4
guidance
Sell
Date
8/27
8/27
11/15
8/27
8/27
8/26
7/15
8/26
8/27
10/25
10/5
11/9
10/21
11/11
8/26
10/21
11/18
$50
$49
$44
$35
$35
$31
$30
$34
$35
$40
$42
$40
$37
$35
$31
$33
$34
Oppenheimer
Baird
Atlantic Equities
B. Murray
Wedbush
Weeden
JP Morgan
UBS
Jefferies
MKM
BOA
Nomura
P. Jaffray
Goldman
BMO
Janney
Morgan Stanley
Median Price
Target: $35.00

… AND HAVE BEEN POSITIVE ON THE TRANSACTION
“We believe this is a great deal for J.Crew shareholders, since the estimated takeover value represents a 28% premium to our previous $34 fair value estimate.”
– Morningstar Equity Research, 11/23/2010
“While we would view the current potential offer as fair, we believe there is the potential for other bidders to enter the fray.”
– Brean Murray Carret & Co., 11/23/2010
“We commend management on effecting this deal and although we expect pressure on the fundamentals, we expect shares to trade range bound around the deal price.”
– Janney Capital Markets, 11/23/2010
“We believe that the TPG Capital / Leonard Green proposal to acquire JCG at $43.50 per share fairly values the shareholders of JCG, and we are using a February 28, 2011 closing estimate.”
– MKM Partners, 11/23/2010
“We believe it is unlikely that the company will receive a higher offer during this time since (1) $43.50 per share is already a premium to other recent deals such as GYMB (9x our FY10 EV/EBITDA estimate for JCG versus 8x consensus estimate for GYMB), (2) its comp trends have weakened further, and (3) it did not receive any other bids during the initial ‘go-shop’ period.”
– Raymond James, 1/20/2011

OTHER NOTABLE COMMENTARY ON THE TRANSACTION
“At $43.50 a share, the J.Crew buyout carried a 16 percent premium to its stock price the day before the deal… Some have balked that the offer is still well below J.Crew’s 52-week high of $50.96 in April. But the price looks pretty good, considering that the retailer – whose earnings have taken a hit of late – was trading in the $30s before DealBook broke news of the talks on Nov. 22.”
– NY Times (DealBook), 11/30/2010
“The price represents a premium of 16% to J.Crew’s Tuesday closing price before the announcement and 29%
premium to last month’s average price. This is nearly 3% higher than our price estimate for J.Crew’s stock of $42.35.”
– Forbes, 12/2/2010
“The deal may ultimately be right for shareholders. After all, the buyers are paying a 23 percent premium, and the company's earnings have been lousy of late.” – NY Times, 1/4/2011
“Orrico, whose fund owns J.Crew stock, said the board has taken steps to protect investors. These include negotiating the right to seek other offers and a lower-than-average break-up fee that would make ending the deal less expensive.
He views the $43.50-a-share bid by the TPG group as fairly priced.”
– Bloomberg, 1/13/2011
“I don’t expect competing bids, given that the offer is full and the valuation is more than fair,” said Randal Konik, managing director of New York-based Jefferies & Co. He recommends holding the stock. “It’s interesting that there are all these lawsuits, but to me the stock would be in the 20s right now if there was no deal.”
– Bloomberg, 1/18/2011
“If the deal with TPG falls apart and no third party bidder
emerges, the stock might trade down significantly”
- ISS report, February 21, 2011, pages 4, 27, and 32

DECLINING VALUATION MULTIPLES AND CONVERGENCE WITH PEERS: EV / EBITDA
EV / NTM EBITDA
J.Crew
7.0x
Peers
6.5x
0.0x
3.0x
6.0x
9.0x
12.0x
15.0x
18.0x
Jun-06 May-07 Mar-08 Feb-09 Jan-10 Nov-10
Source:
Schedule 13E-3, Exhibit (c)(2) filed with SEC on 12/6/2010
Note:
Peers represented by median of group, and include Abercrombie & Fitch, Aeropostale, American Eagle, Ann Taylor, Bebe, Carter’s, Chico’s, Children’s Place, Coach, Coldwater Creek, The Dress Barn, The Gap, Guess?, Limited

Brands, New York & Company, Polo Ralph Lauren, Talbots, Under Armour, and Urban Outfitters

DECLINING VALUATION MULTIPLES AND CONVERGENCE WITH PEERS: PRICE / EARNINGS
PRICE / NTM EPS
J. Crew
15.2x
S&P500
13.3x
Peers
15.3x
0.0x
10.0x
20.0x
30.0x
40.0x
50.0x
Jun-06 May-07 Mar-08 Feb-09 Jan-10 Nov-10
Averages 2006 2007 2008 2009
YTD
2010
J.Crew 31.0x 28.8x 17.6x 26.3x 16.5x
Peers 17.3x 16.8x 13.1x 14.6x 15.7x
Source:
FactSet as of 11/19/2010, IBES.  Earnings estimates based on IBES consensus median
                  Peers represented by median of group, and include Abercrombie & Fitch, Aeropostale, American Eagle, Ann Taylor, Bebe, Carter’s, Chico’s, Children’s Place, Coach, Coldwater Creek, The Dress Barn, The Gap, Guess?, Limited
                 Brands, New York & Company, Polo Ralph Lauren, Talbots, Under Armour, and Urban Outfitters
Note:

TALBOTS
ANN TAYLOR
bebe
dressbarn
Coldwater Creek
liz claiborne
NEW YORK & COMPANY

UNDER ARMOUR
Limitedbrands
carter's
GAP
GUESS
AMERICAN EAGLE OUTFITTERS
COACH
POLO RALPH LAUREN
AÉROPOSTALE
URBAN OUTFITTERS
THE CHILDREN'S PLACE
chico's
J.CREW
Abercrombie & Fitch

LEVERAGED RECAPITALIZATION – LESS COMPELLING FOR PUBLIC SHAREHOLDERS
"LEVERED" PEERS "UNLEVERED" PEERS
Median FY2011E EV / EBITDA 5.6x 7.2x
Median 3 Year Stock Price Performance (21.7%) 34.5%
Median 1 Year Stock Price Performance (23.6%) 17.2%
Adjusted Debt / EBITDAR Greater than 3.5x Less than 3.5x
Source: FactSet , company filings
TRADING HISTORY OF LEVERED RETAILERS DEMONSTRATES SIGNIFICANT
UNDER-PERFORMANCE RELATIVE TO UNLEVERED RETAILERS

ISS REPORT: CORRECTING THE RECORD
ISS Valuation Methodology ISS Assertion Correcting the Record
Discounted Cash Flow Suggests that financial advisor’s
fairness opinion applied NTM
EBITDA multiple for terminal
value rather than LTM multiple in
arriving at the DCF valuation
range of $39.71 - $ 51.55 per
share (pages 4 and 26)
Fairness opinion materials clearly show that calculation of terminal value is based on LTM, not NTM multiples (page 18 of November 22 financial advisor presentation)
-
This fact was explained in a conversation with ISS analysts on February 17, 2011
Therefore, no adjustment is necessary and the $39.71 - $51.55 DCF range is correct
Discounted Cash Flow ISS calculates terminal value in
2014 by applying LTM multiples
to NTM EBITDA, yielding a
“value shortfall per share” of
$3.57 and an ISS DCF value
range of $43.28 - $55.12 per
share (page 26)
Applying LTM multiples to NTM EBITDA does not follow generally accepted principles of corporate finance and overstates terminal value
In addition, ISS fails to adjust for the 2015 cash flows when it calculates terminal value in
2014, thereby double-counting the 2015 cash flow in its DCF value
-
Adjusting for 2015 cash flow, methodology used by ISS yields a difference of approximately $1.00 per share, implying a value range of approximately $40.73 - $52.49 per share vs. fairness opinion range of $39.71 - $51.55 per share
-
In addition, the ISS methodology is based on an unusual DCF period of 4 years vs.
industry standard (and period used in fairness opinion) of 5 years
Premiums Paid Premiums paid analysis
suggests a 1-day mean premium
of 36% and 4-week mean
premium of 42% (higher than the
J.Crew transaction premiums of
16% and 33%, respectively)
(pages 6 and 33)
ISS premiums analysis reflects 1-day and 4-week prices prior to unaffected date
The Charlotte Russe premium is based on an unaffected share price approximately 7 months prior to announcement, generating 1-day and 4-week premiums of 216% and 201%
-
Charlotte Russe is a clear outlier given the long time period prior to announcement and skews the resulting premium data
Excluding the Charlotte Russe transaction, the revised mean for the 1-day and 4-week premiums would be 14% and 22% and the median would be 4% and 20%, respectively
As calculated by ISS, J.Crew’s 1-day and 4-week premiums of 16% and 33% compare favorably to the revised ISS mean and median data
Stand-alone Value ISS concludes that the market
had already priced in skepticism
about earnings “long before the
Q3 earnings announcement”
(page 27)
Market’s consensus estimates for Q4 were more than 50% greater than the announced guidance
There was no indication from market pricing or analyst reports incorporating the full magnitude of the Q4 guidance

RECOMMENDATION OF THE SPECIAL COMMITTEE
Significant premium above stock's trading levels over the months leading up to announcement and attractive multiples
More favorable to the Company's stockholders than the status quo or other strategic alternatives available
–
Special Committee's understanding of the business, operations and management of the Company, including the Company's prospects as a stand-alone business
–
The Company's recent financial performance and management's reduced expectations for the Company's short and long term future performance
–
Timing and execution risk associated with achieving $43.50 per share under alternatives to the sale to
TPG/LGP
Limited execution risk
–
Committed financing with no financing condition
–
Standard regulatory approvals process
–
High reverse termination fee and right to specific performance
54 day “go-shop” (subsequently extended to 85 days), low break-up fees and full cooperation of management
The Special Committee unanimously determined that the TPG/LGP offer was advisable and fair to and in the best interests of the Company and its unaffiliated stockholders